June 3, 2013

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

RE:	Vanguard Chester Funds (the Trust) File No. 2-92948

Commissioners:

Enclosed is Post-Effective Amendment No. 57 to the Trust’s Registration Statement on Form N-1A, which we are filing pursuant to Rule 485(a)(1) under the Securities Act of 1933. The Trust consists of thirteen series, twelve of which are Target Retirement Funds. The purposes of this Amendment are: (1) to disclose that each Target Retirement Fund now allocates a portion of its bond exposure to foreign bonds through investment in a new underlying fund, Vanguard Total International Bond Index Fund; (2) to disclose that Target Retirement Income, Target Retirement 2010, and Target Retirement 2015 Funds now obtain exposure to inflation-protected securities through investment in a new underlying fund, Vanguard Short-Term Inflation-Protected Securities Index Fund, and no longer invest in Vanguard Inflation-Protected Securities Fund; (3) to disclose that Target Retirement Income and Target Retirement 2010 Funds no longer invest in Vanguard Prime Money Market Fund; and (4) to effect a number of non-material changes.

Pursuant to the requirements of Rule 485(a)(1), we have designated an effective date of August 12, 2013, for this Amendment. Prior to the effective date of the Amendment, Vanguard will submit a Rule 485(a) filing that will include text addressing any SEC staff comments. Pursuant to Rule 485(d)(2), the 485(b) filing will designate as its effective date the same date on which we have requested that this 485(a) be declared effective.

Please contact me at (610) 503-2398 with any questions or comments that you have concerning the enclosed Amendment. Thank you.

Sincerely,

Barry A. Mendelson
Principal and Senior Counsel
The Vanguard Group, Inc.

cc:	Amy Miller, Esq.
U.S. Securities & Exchange Commission